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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2004

VISTULA COMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50758 (Commission File Number)	20-0734966 (I.R.S. Employer Identification No.)
40 Portman Square, 4th Floor, London, United Kingdom		W1H 6LT
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: + 44 20 7486 4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective September 1, 2004, Mr. Christopher S. Burke was elected as a director and as Deputy Chairman of the board of directors of Vistula Communications Services, Inc. ("Vistula"). Effective September 1, 2004, Mr. Burke was also appointed as President and Chief Executive Officer of Vistula. A press release announcing Mr. Burke's appointment as President and Chief Executive Officer of Vistula is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.
Dated: September 8, 2004	/s/ RUPERT GALLIERS-PRATT Rupert Galliers-Pratt Chairman of the Board

EXHIBIT INDEX

Number	Title
99.1	Press Release dated September 8, 2004 entitled "Vistula Communications Services, Inc. appoints Chris Burke, former CTO of Vodafone UK, as its President and Chief Executive Officer"

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  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES
EXHIBIT INDEX